UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 26, 2026
Date of Report (Date of earliest event reported)

Red River Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-38888	72-1412058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 Centre Court Drive, Suite 301, Alexandria, Louisiana		71301
(Address of Principal Executive Offices)		(Zip Code)
(318) 561-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RRBI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 26, 2026, the Board of Directors of Red River Bancshares, Inc. (the “Company”) amended and restated the Company’s bylaws to eliminate a mandatory retirement age for directors of the Company. The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item. 9.01     Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
3.1	Red River Bancshares, Inc. Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: February 26, 2026

RED RIVER BANCSHARES, INC.

By:	/s/ Julia E. Callis
Julia E. Callis
Executive Vice President, General Counsel, and Corporate Secretary